MEMBER FDICMEMBER FDIC Todd Brice Chief Executive Officer Dave Antolik President Mark Kochvar Chief Financial Officer Full Year 2020

MEMBER FDIC Forward Looking Statements and Risk Factors This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses and the credit risk of our commercial and consumer loan products; changes in the level of charge-offs and changes in estimates of the adequacy of the allowance for credit losses; cyber-security concerns; rapid technological developments and changes; operational risks or risk management failures by us or critical third parties, including fraud risk; our ability to manage our reputational risks; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight, including changes in regulatory capital requirements and our ability to address those requirements; unanticipated changes in our liquidity position; changes in accounting policies, practices, or guidance, for example, our adoption of CECL; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions, including DNB, cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; an interruption or cessation of an important service by a third-party provider; our ability to attract and retain talented executives and employees; general economic or business conditions, including the strength of regional economic conditions in our market area; the duration and severity of the corona virus (“COVID-19”) pandemic, both in our principal area of operations and nationally, including the ultimate impact of the pandemic on the economy generally and on our operations; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non- cash charge to net income; the stability of our core deposit base and access to contingency funding; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward- looking statement to reflect developments occurring after the statement is made. Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non- GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained within this presentation should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports in Exhibit 99.1 of Form 8-K for S&T Bancorp, Inc. and subsidiaries. 2

MEMBER FDIC Rated highest in customer satisfaction with retail banking in the Mid-Atlantic Region. S&T Bank received the highest score in the Mid-Atlantic Region of the J.D. Power 2020 U.S. Retail Banking Satisfaction Study of customers' satisfaction with their own retail bank. Visit jdpower.com/awards. 3 • Headquartered in Indiana, PA • $9.0 billion in assets (as of 12.31.20) • $976 million market cap (as of 12.31.20) • Locations in 5 markets • Stock symbol: STBA Corporate Profile

MEMBER FDIC 4 STBA Investment Thesis The Right SizeSTBA Investment Thesis • Demonstrated expense discipline and efficiency • Organic growth • Strategic and effective mergers and expansion • Exposure to five regional markets • Big enough to: – Provide full complement of products and services – Access technology – Access capital markets – Attract talent – Expand - mergers and acquisitions/de novo • Small enough to: – Stay close to our customers – Understand our markets – Be responsive

MEMBER FDIC 5 Strategic Goals • Follow a disciplined approach focused on organic growth • Continue to enhance our market-based growth platform focused on the unique opportunities in our 5 distinct markets • Continue to improve the effectiveness and efficiency of our lines of business • Build on the S&T brand strength, drive demand, and enhance our digital capabilities • Pursue and integrate M&A opportunities that align with our strategic objectives Strategic Goals

MEMBER FDIC 6 J.D. Power Award • S&T ranked highest in customer satisfaction with retail banking in the Mid-Atlantic by J.D. Power in the 2020 U.S. Retail Banking Satisfaction Study. • We ranked #1 in the following factors: – Communication and Advice – Convenience – Product and Fees – Channel Activities • For J.D. Power 2020 award information, visit jdpower.com/awards.

MEMBER FDIC*Refer to appendix for reconciliation of non-GAAP financial measures 7 Fourth Quarter Highlights                 EPS:                                                             Net Income:                                                           Returns:                                                             Asset             Quality:                             $ 0.62 ROTE* 12.71% ROE 8.35% ROA 1.05% $24.2 million Provision $7.1 million ACL 1.63% ex-PPP 1.74% NCO 0.61% • PTPP* 1.61%, $37.0 million • NIM improvement due to the forgiveness of PPP loans • Mortgage banking • Stable ACL • Dividend of $0.28 declared

MEMBER FDIC (1)This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures. *Refer to appendix for reconciliation of non-GAAP financial measures 8 Full Year Highlights                 EPS:                                                             Net Income:                                                           Returns:                                                             Asset             Quality:                             $ 0.53 . ex-fraud $1.72(1) ROTE* 2.92% 8.80%(1) ROE 1.80% 5.76%(1) ROA 0.23% 0.74%(1) $21.0 million $67.3 million(1) Provision $131.4 million $72.7 million(1) ACL 1.63% ex-PPP 1.74% NCO 1.40% 0.60%(1) • PTPP* 1.67%, $152.5 million • PPP originations of $550 million • Mortgage banking • ACL build; CECL adoption, economic forecast • Dividends of $1.12 declared

MEMBER FDIC*Refer to appendix for reconciliation of non-GAAP financial measures 9 Key Metrics 2020 2020 2019 Fourth Third Fourth Quarter Quarter Quarter Reported Metrics: Net income $24.2 million $16.7 million $22.3 million Diluted earnings per share $0.62 $0.43 $0.62 Dividends declared per share $0.28 $0.28 $0.28 Book value $29.38 $29.10 $30.13 Tangible book value* $19.71 $19.40 $20.52 Return on average assets 1.05% 0.72% 1.11% Return on average shareholders' equity 8.35% 5.80% 8.30% Return on average tangible shareholders' equity* 12.71% 8.96% 12.04% PTPP* $37.0 million $37.5 million $29.6 million PTPP / average assets* 1.61% 1.61% 1.48% Efficiency ratio (FTE)* 56.26% 55.75% 49.64% Net interest margin (FTE)* 3.38% 3.29% 3.55%           Credit Metrics: Nonperforming loans / loans 2.03% 1.13% 0.76% Net loan charge-offs / average loans 0.61% 0.69% 0.12% ACL / total portfolio loans 1.63% 1.64% 0.87% ACL / total portfolio loans, ex-PPP 1.74% 1.77 % NA

MEMBER FDIC Return on Average Tangible Equity 12.77% 14.41% 2016 2017 2018 2019 2020 0.0% 5.0% 10.0% 15.0% 20.0% Return on Average Equity 2016 2017 2018 2019 2020 0.0% 5.0% 10.0% 15.0% PTPP / Average Assets 2016 2017 2018 2019 2020 0.0% 0.4% 0.8% 1.2% 1.6% 2.0% 2.4% 15.76%(3) Return on Average Assets 2016 2017 2018 2019 2020 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 1.6% 10 Performance (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q20. (2)This is a non-GAAP number that adjusts for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures. (3) This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of non-GAAP financial measures. (4) This is a non-GAAP number that adjusts for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non- GAAP financial measures. (5)Refer to appendix for reconciliation of non-GAAP financial measures. Peer(1) 1.08% 1.50% 9.90%(2) Peer(1) 8.67% 11.60% 15.08%(2) 13.71% 17.14% 1.32% (5) 1.45%(3) 1.22(2) 0.74%(4) 0.23% 1.03% 9.98% 10.92%(3) 5.76%(4) 1.80% 2.92% 8.80%(4) 8.37% 1.78% 1.93%(3) 1.67%1.74% 1.89% 1.96% Peer(1) Peer(1) (5)

MEMBER FDIC Efficiency Ratio 54.06% 51.77% 50.60% 51.39% 53.86% 2016 2017 2018 2019 2020 40% 45% 50% 55% 60% 65% 11 Expenses Noninterest Expense / Average Assets 2016 2017 2018 2019 2020 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% Peer(1) 2.17% 2.10% 2.06% (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q20. (2)Refer to appendix for reconciliation of non-GAAP financial measures. (3) This is a non-GAAP number that adjusts for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures (2) Peer(1) 2.09%(3) (3) 2.04%

MEMBER FDIC Portfolio Loans - $7,226 Deposits - $7,421 Upstate NY 0% $27 Northeast OH 2% $149 Central OH 2% $118 S&T Operates in 5 Regional Markets Totals as of 12.31.20 12 Markets Western PA Eastern PA Upstate NY Central OH Northeast OH Eastern PA Western PA50% $3,631 28% $1,977 8% $563 8% $606 6% $449 67% $4,993 Dollars in millions 26% $1,919 Other 3% $215

MEMBER FDIC 13 Loan Mix Dollars in millions

MEMBER FDIC 14 Dollars in millions Deposit Mix Amount % of Total DDA $2,262 30 % Money Market 1,937 26 % CDs 1,387 19 % Savings 970 13 % Int Bear DDA 865 12 % Total Deposits $7,421 100 % Amount % of Total Personal $4,288 58 % Business 3,065 41 % Brokered 68 1 % Total Deposits $7,421 100%

MEMBER FDIC *Reported as Consumer Loans Dollars in millions Excludes PPP loans 15 Loan Modifications We continue to see declines in customers requiring needs-based payment deferrals and modifications to interest only periods. Modifications have been reduced to 3% of loans. Loan Type June 30, 2020 September 30, 2020 December 31, 2020 Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % Total Balance Mod Balance Mod % CRE (excluding hotels) $3,113 $770 30% $3,047 $92 3% $2,997 $9 0 % CRE Hotels 233 223 96% 243 230 95% 248 177 71 % Resi Secured Business* 425 53 13% 427 1 0% 430 0 0 % Construction 459 47 10% 477 2 0% 474 6 1 % C&I 1,593 203 13% 1,493 25 2% 1,489 3 0 % Total Commercial 5,822 1,297 22% 5,687 350 6% 5,638 196 3 % Total Consumer 1,179 69 6% 1,158 0 0% 1,122 0 0 % Total $7,001 $1,365 20% $6,845 $350 5% $6,760 $196 3%

MEMBER FDIC Data as of December 31, 2020 Dollars in millions (1) 6 of 10 appraisals completed in fourth quarter 2020. 3 of the remaining 4 ($4.9 million) are related to participations where S&T is not the lead bank. (2) 16 of 18 appraisals completed in fourth quarter 2020. 16 Internal Risk Rating Total Balance Total Number Average Size Average LTV Pass $6 11 $1 30 % Special Mention 125 18 7 60 % Substandard(1) 60 10 6 72 % Non-Accrual(2) 57 18 3 73 % Total $248 57 $4 65 % The COVID-19 pandemic is negatively impacting the hospitality industry and our hotel portfolio: Hotels

MEMBER FDIC Ratios as of December 31, 2020 Dollars in millions *Refer to appendix for reconciliation of non-GAAP financial measures 17 SBA PPP 29% of our round 1 PPP loans have been forgiven and we are participating in round 2: Date Balance % Forgiven September 30, 2020 $550 December 31, 2020 465 15 % February 3, 2021 390 29 % PPP loans impacted selected ratios as below: Ratio Excluding PPP Including PPP Impact Net Interest Margin 3.35% 3.38% 0.03 % ACL / total portfolio loans 1.74% 1.63% (0.11) % Nonperforming loans / loans 2.17% 2.03% (0.14) % TCE / TA* 9.53% 9.02% (0.51) % Leverage Ratio 10.02% 9.43% (0.59) %

MEMBER FDIC Nonperforming Loans / Total Loans 2016 2017 2018 2019 2020 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2.25% 2.50% 18 (1) BHCPR Peer Group 2: Bank Holding Companies with $3-10 billion of assets through 3Q20. (2) Excludes loss from customer fraud in Q2 2020, actual ratio is 1.40%. Refer to appendix for reconciliation of non-GAAP financial measures. (3) Excludes PPP loans. Net Charge Offs / Average Loans 2016 2017 2018 2019 2020 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% Peer(1) Peer(1) Asset Quality 0.60%(2) Allowance for Credit Losses 2016 2017 2018 2019 2020 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 0.25% 0.18% 0.18% 0.22% Peer(1)0.94% 0.98% 1.03% 0.87% 1.74%(3) 1.63% 2.17%(3) 0.76%0.77% 0.42% 0.76% 2.03%

MEMBER FDIC Dollars in millions Portfolio Changes: Includes balance changes, internal risk rating changes, and net charge-offs Economic/Qualitative Factors: Includes changes to the reasonable and supportable forecast and changes to qualitative factors 19 Allowance for Credit Losses After adopting CECL in 2020, we have prudently built our ACL in response to the pandemic, its impact on our customers, and the changing economic outlook:

MEMBER FDIC Data as of December 31, 2020 $ in millions 20 Net Interest Income We are asset sensitive but have experienced core NIM stabilization: We expect favorable repricing on the following funding throughout the next six months: Funding type Balance Rate CD maturities $320 1.77 % Long-term wholesale funding 13 2.27 % Total $333 1.79% • Our ex-PPP NIM declined 1bp from Q3 to Q4 • PPP loans contributed $4.9 million to our NII and 0.03% to our NIM in Q4 • We have improved our funding mix by reducing our higher-costing deposits We are proactively managing our interest-bearing deposit costs:

MEMBER FDIC Data as of December 31, 2020 Dollars in millions *Refer to appendix for reconciliation of non-GAAP financial measures 21 Capital We are well-capitalized and have sufficient excess capital: Key points: • Our Total Capital Ratio improved 0.26% compared to September 30, 2020. • The Leverage Ratio and TCE / TA are impacted by PPP. The ex-PPP Leverage Ratio is 10.02% and TCE / TA is 9.53%. • We are taking a prudent approach to capital management, given economic uncertainty. • Our internally-run capital stress test results demonstrate that we have adequate capital cushions.

MEMBER FDIC Stock Performance 22 1 YR 3 YR 5 YR 10 YR STBA (35.32) % (11.67) % (1.32) % 3.95 % S&P 600 Bank (10.76) % (0.57) % 7.33% 10.29 % NASDAQ Bank (7.48) % (1.20) % 7.00% 9.20 % S&P 500 18.33% 14.13% 15.19% 13.86 % Institutional Ownership 62.27 % Insider Ownership 2.18 % Source: NASDAQ Source: Bloomberg Total Annualized Shareholder Return Includes reinvested dividends (Data as of 12.31.20) Valuation

Performance

S&T Bancorp Inc.

Performance Summary

	2020	2020 Excludes Fraud[4]	2019	2019 Excludes Merger Exp[2]	2018	2017	2017 Excludes DTA[3]
Net Income *(in thousands)*	$21,040	*$67,390*	$98,234	*$107,478*	$105,334	$72,968	*$86,401*
Diluted Earnings per Share	$0.53	*$1.72*	$2.82	*$3.09*	$3.01	$2.09	*$2.47*
Dividends Declared per Share	$1.12		$1.09		$0.99	$0.82	
Total Assets (in millions)	$8,968		$8,765		$7,252	$7,060	
Total Loans (in millions)	$7,244		$7,142		$5,949	$5,766	
Total Deposits (in millions)	$7,421		$7,037		$5,674	$5,428	
Return on Average Assets	0.23 %	*0.74 %*	1.32 %	*1.45 %*	1.50 %	1.03 %	*1.22 %*
Return on Average Equity	1.80 %	*5.76 %*	9.98 %	*10.92 %*	11.60 %	8.37 %	*9.90 %*
Return on Tangible Equity[1]	2.92 %	*8.80 %*	14.41 %	*15.76 %*	17.14 %	12.77 %	*15.08 %*
Net Interest Margin (FTE)[1]	3.38 %		3.64 %		3.64 %	3.56 %	
Nonperforming Assets/Loans+OREO	2.06 %		0.81 %		0.83 %	0.42 %	
Allowance for Credit Losses/Total Portfolio Loans	1.63 %		0.87 %		1.03 %	0.98 %	
Net Loan Charge-offs/Average Loans	1.40 %	*0.60 %*	0.22 %		0.18 %	0.18 %	
Risk Based Capital-Total	13.44 %		13.22 %		13.21 %	12.55 %	
Tangible Shareholder Equity/Tangible Assets[1]	9.02 %		9.68 %		9.28 %	8.72 %	

[1] Refer to appendix for reconciliation of non-GAAP financial measures.
[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures.
[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.
[4] These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.

MEMBER FDIC 23

Financial Data

S&T Bancorp Inc.

Income Statement

Dollars in thousands, except for share data	2020	2020 Excludes Fraud[1]	2019	2019 Exludes Merger Exp[2]	2018	2017	2017 Excludes DTA[3]	2016
Net Interest Income	$279,388		$246,791		$234,438	$225,733		$203,259
Noninterest Income	59,719		52,558		49,181	55,462		54,635
Total Revenue	**339,107**		**299,349**		**283,619**	**281,195**		**257,894**
Noninterest Expense	184,302		155,766		145,445	147,907		143,232
Merger Expenses	2,342		11,350	—	—	—		—
Provision for Credit Losses[4]	131,424	*72,753*	14,873	*14,873*	14,995	13,883		17,965
Net Income Before Taxes	**21,039**	***79,710***	**117,360**	***128,710***	**123,179**	**119,405**		**96,697**
Taxes	(1)	*12,320*	19,126	*21,232*	17,845	46,437	*$33,004*	25,305
Net Income	**$21,040**	***$67,390***	**$98,234**	***$107,478***	**$105,334**	**$72,968**	***$86,401***	**$71,392**
Diluted Earnings per Share	$0.53	*$1.72*	$2.82	*$3.09*	$3.01	$2.09	*$2.47*	$2.05

Balance Sheet

Dollars in thousands	2020	2019	2018	2017	2016
Securities	$773,693	$784,283	$684,872	$698,291	$693,487
Interest-bearing Balances	158,903	124,491	82,740	61,965	87,201
Loans, Net	7,126,776	7,080,184	5,888,023	5,709,544	5,562,437
Other	908,525	775,691	596,586	590,455	599,928
Total Assets	**$8,967,897**	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**
Deposits	$7,420,538	$7,036,576	$5,673,922	$5,427,891	$5,272,377
Borrowings	227,927	416,352	604,316	683,081	771,164
Other Liabilities	164,721	119,723	38,222	65,252	57,556
Equity	1,154,711	1,191,998	935,761	884,031	841,956
Total Liabilities & Equity	**$8,967,897**	**$8,764,649**	**$7,252,221**	**$7,060,255**	**$6,943,053**

[1] These are non-GAAP numbers that adjusted for a pre-tax loss of $58.7 million resulting from customer fraud related to a check kiting scheme that was discovered during Q2 2020. Refer to appendix for reconciliation of non-GAAP financial measures.

[2] These are non-GAAP numbers that adjust for $11.4 million of merger related expenses in 2019. Refer to appendix for reconciliation of these non-GAAP financial measures

[3] These are non-GAAP numbers that adjust for the effects of a one-time, non-cash re-measurement of $13.4 million of our deferred tax asset in 2017. Refer to appendix for reconciliation of non-GAAP financial measures.

[4] Upon adoption of CECL on January 1, 2020, provision for credit losses has been modified to also include amounts related to unfunded loan commitments.

MEMBER FDIC 24

Financial Data

S&T Bancorp Inc.

Net Interest Margin

	2020	2019	2018	2017	2016
Securities - FTE	2.49 %	2.64 %	2.62 %	2.48 %	2.41 %
Loans - FTE	4.09 %	4.95 %	4.72 %	4.32 %	4.08 %
Total Interest-earning Assets - FTE	3.87 %	4.71 %	4.48 %	4.09 %	3.87 %
Interest-bearing Deposits	0.66 %	1.40 %	1.01 %	0.62 %	0.51 %
Borrowings	1.56 %	2.76 %	2.19 %	1.27 %	0.86 %
Total Costing Liabilities	0.72 %	1.51 %	1.18 %	0.72 %	0.55 %
Net Interest Margin (FTE)[1]	3.38 %	3.64 %	3.64 %	3.56 %	3.47 %
Purchase Accounting NIM (FTE)[1]	3.32 %	3.62 %	3.62 %	3.53 %	3.41 %

Asset Quality

Dollars in thousands	2020	2019	2018	2017	2016
Total Nonperforming Loans	$146,774	$54,057	$46,073	$23,938	$42,635
Nonperforming Loans/ Total Loans	2.03%	0.76%	0.77%	0.42%	0.76%
Nonperforming Assets/ Total Loans + OREO	2.06%	0.81%	0.83%	0.42%	0.77%
Net Charge-offs (Recoveries)/Average Loans	1.40%	0.22%	0.18%	0.18%	0.25%
Allowance for Credit Losses/Total Portfolio Loans	1.63%	0.87%	1.03%	0.98%	0.94%
Allowance for Credit Losses/Nonperforming Loans	80%	115%	132%	236%	124%

Loan Portfolio

Dollars in thousands	2020	2019	2018	2017	2016
Commercial					
Commercial Real Estate	$3,244,974	$3,416,518	$2,921,832	$2,685,994	$2,498,476
Commercial & Industrial	1,954,453	1,720,833	1,493,416	1,433,266	1,401,035
Construction	474,280	375,445	257,197	384,334	455,884
Total Commercial	**5,673,707**	**5,512,796**	**4,672,445**	**4,503,594**	**4,355,395**
Consumer					
Residential Mortgage	918,398	998,585	726,679	698,774	701,982
Home Equity	535,165	538,348	471,562	487,326	482,284
Installment and Other Consumer	80,915	79,033	67,546	67,204	65,852
Construction	17,675	8,390	8,416	4,551	5,906
Total Consumer	**1,552,153**	**1,624,356**	**1,274,203**	**1,257,855**	**1,256,024**
Total Portfolio Loans	**7,225,860**	**7,137,152**	**5,946,648**	**5,761,449**	**5,611,419**
Loans held for sale	18,528	5,256	2,371	4,485	3,793
Total Loans	**$7,244,388**	**$7,142,408**	**$5,949,019**	**$5,765,934**	**$5,615,212**

Capital

	2020	2019	2018	2017	2016
Tier 1 Leverage	9.43%	10.29%	10.05%	9.17%	8.98%
Common Tier 1 – Risk-Based Capital	11.33%	11.43%	11.38%	10.71%	10.04%
Tier 1 – Risk-Based Capital	11.74%	11.84%	11.72%	11.06%	10.39%
Total – Risk-Based Capital	13.44%	13.22%	13.21%	12.55%	11.86%
Tangible Common Equity/ Tangible Assets[1]	9.02%	9.68%	9.28%	8.72%	8.23%

[1] Refer to appendix for reconciliation of non-GAAP financial measures.

MEMBER FDIC 25

MEMBER FDIC 26 2020 Fourth Quarter 2020 Third Quarter 2019 Fourth Quarter Tangible Book Value (non-GAAP) Total shareholders' equity $1,154,711 $1,142,115 $1,191,998 Less: goodwill and other intangible assets, net of deferred tax liability (380,278) (380,735) (380,247) Tangible common equity (non-GAAP) $774,434 $761,380 $811,751 Common shares outstanding 39,298 39,252 39,560 Tangible book value (non-GAAP) $19.71 $19.40 $20.52 Return on Average Tangible Equity (non-GAAP) Net income (annualized) $96,181 $66,455 $88,350 Plus: amortization of intangibles (annualized), net of tax 1,853 2,069 1,025 $98,034 $68,524 $89,375 Average total shareholders' equity $1,151,933 $1,145,882 $1,064,271 Less: average goodwill and other intangible assets, net of deferred tax liability (380,734) (380,781) (322,204) Average tangible equity (non-GAAP) $771,199 $765,101 $742,067 Return on average tangible shareholders' equity (non-GAAP) 12.71% 8.96% 12.04% Net Interest Margin Rate (FTE) (non-GAAP) Interest income $75,548 $76,848 $82,457 Less: interest expense (5,619) (7,572) (18,045) Net interest income per consolidated statements of net income 69,929 69,276 64,412 Plus: taxable equivalent adjustment 725 780 903 Net interest income (FTE) (non-GAAP) $70,654 $70,056 $65,315 Net interest income (FTE) (annualized) $281,080 $278,701 $259,130 Average earning assets $8,322,022 $8,477,074 $7,304,501 Net interest margin (FTE) (non-GAAP) 3.38% 3.29% 3.55% Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDIC 27 2020 Fourth Quarter 2020 Third Quarter 2019 Fourth Quarter PTPP / Average Assets (non-GAAP) Income before taxes $29,880 $20,028 $27,360 Plus: Provision for credit losses 7,130 17,485 2,238 Total 37,010 37,513 29,598 Total (annualized) (non-GAAP) $147,235 $149,237 $117,427 Average assets $9,124,059 $9,293,004 $7,924,087 PTPP / Average Assets (non-GAAP) 1.61% 1.61% 1.48 % Efficiency Ratio (non-GAAP) Noninterest expense $48,528 $48,246 $50,178 Less: merger related expenses — — (10,179) Noninterest expense excluding nonrecurring items $48,528 $48,246 $39,999 Net interest income per consolidated statements of net income $69,929 $69,276 $64,412 Plus: taxable equivalent adjustment 725 780 903 Net interest income (FTE) (non-GAAP) 70,654 70,056 65,315 Noninterest income 15,609 16,483 15,231 Less: net losses on sale of securities — — 26 Net interest income (FTE) (non-GAAP) plus noninterest income $86,263 $86,539 $80,572 Efficiency ratio (non-GAAP) 56.26% 55.75% 49.64% Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDIC 28 2020 Excludes Fraud 2019 Excludes Merger Exp 2017   Excludes DTA Net Income excluding nonrecurring items Net income $21,040 $98,234 $72,968 Nonrecurring items 58,671 11,350 13,433 Tax effect of nonrecurring items (12,321) (2,106) — Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Diluted Earnings Per Share Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average shares outstanding - diluted 39,073 34,679 34,955 Diluted earnings per share (non-GAAP) $1.72 $3.09 $2.47 Return on Average Assets (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total assets 9,152,747 7,435,536 7,060,232 Plus: DTA re-measurement — — 589 Average total assets (non-GAAP) 9,152,747 7,435,536 7,060,821 Return on average assets (non-GAAP) 0.74% 1.45% 1.22 % Return on Average Shareholders' Equity (non-GAAP) Adjusted net income (non-GAAP) $67,390 $107,478 $86,401 Average total shareholders' equity 1,169,489 983,908 872,130 Plus: DTA re-measurement — — 589 Average total shareholders' equity (non-GAAP) 1,169,489 983,908 872,719 Return on average shareholders' equity (non-GAAP) 5.76% 10.92% 9.90 % Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2017 Excludes DTA	2016
Return on Average Tangible Equity (non-GAAP)								
Net income	$21,040	$21,040	$98,234	$98,234	$105,334	$72,968	$72,968	$71,392
Nonrecurring items	—	58,671	—	11,350	—	—	13,433	—
Tax effect of nonrecurring items	—	(12,321)	—	(2,106)	—	—	—	—
Adjusted net income (non-GAAP)	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401	$71,392
Adjusted net income (non-GAAP)	$21,040	$67,390	$98,234	$107,478	$105,334	$72,968	$86,401	$71,392
Plus: amortization of intangibles, net of tax	2,001	2,001	660	660	680	801	801	1,050
Net income before amortization of intangibles	23,041	69,391	98,894	108,138	106,014	73,769	87,202	72,442
Average total shareholders' equity	1,169,489	1,169,489	983,908	983,908	908,355	872,130	872,130	823,607
Plus: DTA re-measurement	—	—	—	—	—	—	589	—
Less: average goodwill and other intangible assets, net of tax	(380,846)	(380,846)	(297,589)	(297,589)	(289,766)	(294,444)	(294,444)	(295,385)
Average total shareholders' equity (non-GAAP)	788,643	788,643	686,319	686,319	618,589	577,686	578,275	528,222
Return on average tangible equity (non-GAAP)	**2.92 %**	**8.80 %**	**14.41 %**	**15.76 %**	**17.14 %**	**12.77 %**	**15.08 %**	**13.71 %**
Net Interest Margin Rate (FTE) (Non-GAAP)								
Total interest income	$320,464		$320,484		$289,826	$260,642		$227,774
Less: interest expense	(41,076)		(73,693)		(55,388)	(34,909)		(24,515)
Net interest income per consolidated statements of net income	279,388		246,791		234,438	225,733		203,259
Plus: taxable equivalent adjustment	3,202		3,757		3,804	7,493		7,043
Net interest income (FTE) (non-GAAP)	**282,590**		**250,548**		**238,242**	**233,226**		**210,302**
Purchase accounting adjustment	(4,845)		(1,048)		(1,242)	(1,839)		(2,952)
Purchase accounting net interest income (FTE) (non-GAAP)	**$277,745**		**$249,500**		**$237,000**	**$231,387**		**$207,350**
Average interest earning assets	**$8,372,894**		**$6,885,372**		**$6,549,679**	**$6,549,821**		**$6,067,151**
Net Interest Margin	3.34 %		3.58 %		3.58 %	3.45 %		3.35 %
Adjustment to FTE basis	0.04 %		0.06 %		0.06 %	0.11 %		0.12 %
Net Interest Margin (FTE) (non-GAAP)	**3.38 %**		**3.64 %**		**3.64 %**	**3.56 %**		**3.47 %**
Purchase accounting adjustment	(0.06)%		(0.02)%		(0.02)%	(0.03)%		(0.06)%
Purchase accounting NIM (FTE) (non-GAAP)	**3.32 %**		**3.62 %**		**3.62 %**	**3.53 %**		**3.41 %**

MEMBER FDIC 29

Appendix

S&T Bancorp Inc.

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2020	2020 Excludes Fraud	2019	2019 Excludes Merger Exp	2018	2017	2016
Efficiency Ratio (YTD) (non-GAAP)							
Noninterest expense	$186,643		$167,116		$145,445	$147,907	$143,232
Less: nonrecurring items	(2,342)		(11,350)		—	—	—
Noninterest income excluding nonrecurring items	**184,301**		**155,766**		**145,445**	**147,907**	**143,232**
Net interest income	279,388		246,791		234,438	225,733	203,259
Plus: taxable equivalent adjustment	3,202		3,757		3,804	7,493	7,043
Net interest income (FTE) (non-GAAP)	**$282,590**		**$250,548**		**$238,242**	**$233,226**	**$210,302**
Noninterest income	$59,719		$52,558		$49,181	$55,462	$54,635
Less: securities (gains) losses, net	(142)		26		—	(3,000)	—
Net interest income (FTE) (non-GAAP) plus noninterest income	**$342,167**		**$303,132**		**$287,423**	**$285,688**	**$264,937**
Efficiency ratio (YTD) (non-GAAP)	**53.86 %**		**51.39 %**		**50.60 %**	**51.77 %**	**54.06 %**
PTPP/Average loans (Non-GAAP)							
Income before taxes	$21,040		$117,360	$117,360	$123,179	$119,405	$96,697
Add: merger related expenses	—		—	11,350	—	—	—
Add: provision for credit losses	131,424		14,873	14,873	14,995	13,883	17,965
Total adjusted income before taxes (non-GAAP)	152,464		132,233	143,583	138,174	133,288	114,662
Total adjusted income before taxes (non-GAAP)	152,464		132,233	143,583	138,174	133,288	114,662
Average assets	9,152,747		7,435,536	7,435,536	7,035,376	7,060,232	6,588,255
PTPP / Average Assets (non-GAAP)	**1.67 %**		**1.78 %**	**1.93 %**	**1.96 %**	**1.89 %**	**1.74 %**
Tangible Shareholders' Equity/Tangible Assets (Non-GAAP)							
Total shareholders' equity (GAAP basis)	$1,154,711		$1,191,998		$935,761	$884,031	$841,956
Less: goodwill and other intangible assets, net of tax	(380,278)		(380,247)		(289,501)	(294,060)	(294,861)
Tangible shareholders' equity (non-GAAP)	$774,433		$811,751		$646,260	$589,971	$547,095
Total assets (GAAP basis)	8,967,896		8,764,649		7,252,221	7,060,255	6,943,053
Less: goodwill and other intangible assets	(380,278)		(380,247)		(289,501)	(294,060)	(294,861)
Tangible assets (non-GAAP)	8,587,618		8,384,402		6,962,720	6,766,195	6,648,192
Tangible shareholders' equity/tangible assets (non-GAAP)	**9.02 %**		**9.68 %**		**9.28 %**	**8.72 %**	**8.23 %**

MEMBER FDIC 30

MEMBER FDIC 31 2020 2020 Excludes Fraud Provision for credit losses Provision $131,424 $131,424 Less: customer fraud — 58,671 Adjusted provision for credit losses 131,424 72,753 YTD Net loan charge offs/ YTD Average loans Net charge-offs $103,379 $103,379 Less: customer fraud — 58,671 Adjusted net charge-offs 103,379 44,708 Total average YTD loans 7,410,462 7,410,462 Adjusted net loan charge offs/ YTD Average loans 1.40% 0.60 % Appendix Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

MEMBER FDICMEMBER FDIC Full Year 2020